SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

Monster Worldwide, Inc.

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Monster Worldwide, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with GECKO Inc. (“GECKO”), an entity owned 65% by George Eisele, a director of the Company on May 2, 2005 (the “Closing Date”).  Pursuant to the Agreement, the Company sold to GECKO all of the issued and outstanding capital stock of three of the Company’s wholly-owned subsidiaries which together constituted the Company’s TMP Direct business unit, an order fulfillment business.  The total consideration for the transaction was $2,500,000 in cash paid on the Closing Date, plus an amount payable in cash on May 1, 2006 equal to 50% of TMP Direct’s working capital as of the Closing Date.  George Eisele and another individual shareholder of GECKO personally guaranteed the May 1, 2006 payment obligation of GECKO.  From and after the Closing Date, the Company’s obligations under its Mt. Olive, New Jersey office lease were terminated.  A copy of the Agreement is filed herewith as Exhibit 2.1.

In addition, the Company entered into a Sublease with GECKO under which GECKO will sublease from the Company certain office space located at 7800 West Brown Deer Road, Milwaukee, Wisconsin 53223 (the “Sublease”).  The monthly base rent under the Sublease is $6,000 and the Sublease shall terminate on October 31, 2005, unless sooner terminated in accordance with the terms of the Sublease, subject to an option to renew by GECKO for an additional eighteen month term at a monthly base rent of $6,000 for the first six months and for $6,350 for the final twelve months of the renewal term.  A copy of the Sublease is filed herewith as Exhibit 10.1.

The Company and GECKO also entered into a license agreement, dated May 2, 2005 (the “License Agreement”) permitting GECKO to use the Company’s “globe logo” mark until November 2, 2005.  A copy of the License Agreement is filed herewith as Exhibit 10.2.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	2.1	Stock Purchase Agreement, made as of the 2nd day of May, 2005, by and among GECKO Inc., George R. Eisele, Daniel S. Collins and Monster Worldwide, Inc.

	10.1	Sublease, dated as of May 2, 2005, by and between Monster Worldwide, Inc. (f/k/a TMP Worldwide Inc.) and GECKO Inc.

	10.2	License Agreement, made as of the 2nd day of May, 2005, by and between Monster Worldwide, Inc. and GECKO Inc.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Myron Olesnyckyj
Myron Olesnyckyj
Senior Vice President and General Counsel

Dated: May 5, 2005